UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 13, 2015

Altair Nanotechnologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12497	33-1084375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

204 Edison Way, Reno, Nevada		89502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (775) 856-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Crowe Horwath LLP (“Crowe”), the former independent registered accounting firm of Altair Nanotechnologies Inc. (the “Company”), resigned from its position on August 28, 2014.  Since the resignation, the Company has not been able to complete its audited annual financial statements for the fiscal years ending December 31, 2013 and December 31, 2014 (the “Missing Reports”).  Mr. James Tao Zhan, the Company’s Chief Executive Officer, has been leading the Company’s management team in analyzing the internal control issues and material weaknesses identified by Crowe in Crowe’s letter to the Company, which letter was disclosed in the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on September 4, 2014.  As a result of the management team’s work, on March 13, 2015, the Company determined that there exists factual support that such issues and weaknesses existed in 2013 and has therefore determined that the financial statements for the three and nine month periods ended September 30, 2013, as presented on the Company’s Form 10-Q that was filed with the Securities and Exchange Commission (the “SEC”) on November 19, 2013, should no longer be relied upon.

In addition, the Company’s management team has taken the following measures to ensure that the Missing Reports can be completed as soon as practicable:

1.
The Company is searching for a new auditor with the necessary capabilities to undertake an audit of the Company’s financial statements for the fiscal years ended December 31, 2013 and December 31, 2014;

2.
The Company’s management team is evaluating the suggestions made by Crowe in relation to rectification of internal controls so that, when engaged, a new auditor may complete the audit for the fiscal years ended December 31, 2013 and December 31, 2014 as soon as is practical; and

3.	The Company’s management team is continuing to investigate the internal control issues and material weaknesses identified by Crowe.

This Current Report on Form 8-K contains various forward-looking statements. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “likely,” “believe,” “intend,” “expect,” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations, or financial conditions, or state other forward-looking information. When considering such forward-looking statements, investors and prospective investors should keep in mind the risk factors noted under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and other cautionary statements throughout such reports and the Company’s other filings with the SEC. Investors and prospective investors should also keep in mind that all forward-looking statements are based on management’s existing beliefs about present and future events outside of management’s control and on assumptions that may prove to be incorrect.  If one or more risks identified in any applicable filing materializes, or any other underlying assumptions prove incorrect, the Company’s actual results may vary materially from those anticipated, estimated, projected, or intended.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTAIR NANOTECHNOLOGIES INC.

Date: March 13, 2015	By:	/s/ James Tao Zhan
Name: James Tao Zhan
Title: Chief Executive Officer